UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — October 12, 2022
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

+(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 12, 2022, the Board of Directors (the “Board”) of Trane Technologies plc (the “Company”) appointed Mark Majocha, age 50, as Vice President and Chief Accounting Officer, effective as of December 1, 2022 (the “Effective Date”). Mr. Majocha will also serve as Principal Accounting Officer of the Company beginning on the Effective Date. Mr. Majocha currently serves as Vice President, Finance CHVAC Americas of the Company, a position he has held since April 2020. From July 2018 to April 2020, he served as Vice President, Corporate Development of the Company. Prior to that, Mr. Majocha served in a variety of finance roles at the Company.

Mr. Majocha will receive a base salary of $425,000 annually. His Annual Incentive Matrix Program (“AIM”) target is set at 60% and his annual equity award opportunity target is set at $350,000. Mr. Majocha is eligible to participate in other benefit programs available to the Company’s executive officers.

Mr. Majocha will also enter into a Change in Control Agreement with the Company. In the event of a change in control, Mr. Majocha will receive a severance payment equal to two times his base salary plus his AIM target.

The foregoing summary of Mr. Majocha compensation is qualified in its entirety by reference to the complete employment agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

There are no transactions between Mr. Majocha and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Mark Majocha Offer Letter dated October 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC
(Registrant)

Date:	October 14, 2022	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President,
General Counsel and Secretary